UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
 _________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 16, 2020
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LEVI STRAUSS & CO.
(Exact name of registrant as specified in its charter)
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DELAWARE	001-06631	94-0905160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1155 BATTERY STREET
SAN FRANCISCO, CALIFORNIA 94111
(Address of principal executive offices, including zip code)
(415) 501-6000
(Registrant’s telephone number, including area code)
  _________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information provided below under Item 7.01 relating to the compensation of the board of directors, Chief Executive Officer and other named executive officers of Levi Strauss & Co. (the “Company”) is incorporated herein by reference.

ITEM 7.01.	Regulation FD Disclosure.
As part of the expense reduction measures being implemented by the Company in response to the continuing economic impacts of the COVID-19 pandemic, the Company’s board of directors has determined to extend its temporary 50% reduction of base salary in effect for the Company’s Chief Executive Officer, Charles V. Bergh, and 25% reduction of base salaries of the other executive officers, which began on April 27, 2020, until and including August 30, 2020.  Simultaneous with the board of directors’ determination to make this extension, the Company determined to extend the temporary reduction in the base salaries payable to the Company’s executive and leadership teams as a group until the same date, with the amount of the reduction dependent upon the position of each individual within the organization. All such temporarily reduced salaries will return to pre-reduction amounts on August 31, 2020. The board of directors also elected to extend the temporary elimination of its cash retainer compensation for board service, which previously had covered the cash retainer for the second fiscal quarter of 2020, to also cover one-third of the cash retainer for the third fiscal quarter of 2020. The board of directors will resume receiving their full cash retainers in the fourth quarter.
The information provided in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.

DATE:	July 21, 2020	By:	/s/ SETH JAFFE
		Name:	Seth Jaffe
		Title:	Executive Vice President and General Counsel